The fair value of awards issued under the Company’s stock option plan is estimated at grant date using the Black-Scholes option-pricing model. The following table displays the assumptions used in the model. (Details)
	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Share-based Payment Arrangement [Abstract]
Expected volatility	40.20%	31.30%
Risk free interest rate	0.40%	2.20%
Expected holding period	6 years	6 years
Dividend yield	1.30%	3.00%